   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 1996


                                                SECURITIES ACT FILE NO. 33-55864
                                        INVESTMENT COMPANY ACT FILE NO. 811-4264
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 5                      [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

                                AMENDMENT NO. 20                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
              MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
               OF MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD
         PLAINSBORO, NEW JERSEY                                   08536
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:


         COUNSEL FOR THE TRUST:               PHILIP L. KIRSTEIN,
            BROWN & WOOD LLP                          ESQ.
         ONE WORLD TRADE CENTER              FUND ASSET MANAGEMENT
      NEW YORK, NEW YORK 10048-0557              P.O. BOX 9011
  ATTENTION: THOMAS R. SMITH, JR., ESQ.      PRINCETON, NEW JERSEY
        BRIAN M. KAPLOWITZ, ESQ.                   08543-9011


                            ------------------------
               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                         [X] immediately upon filing pursuant to paragraph (b)
                         [ ] on (date) pursuant to paragraph (b)
                         [ ] 60 days after filing pursuant to paragraph (a)(1)
                         [ ] on (date) pursuant to paragraph (a)(1)
                         [ ] 75 days after filing pursuant to paragraph (a)(2)
                         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

               IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                         [ ] this post-effective amendment designates a new
                             effective date for a previously filed
                             post-effective amendment.
                            ------------------------

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 22, 1996.

===============================================================================

            MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND OF

                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST


                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                             LOCATION
-------------                                              ---------------------------------------
PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Fee Table
  Item 3.       Condensed Financial Information..........  Financial Highlights
  Item 4.       General Description of Registrant........  Investment Objective and Policies;
                                                             Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Management of the Trust;
                                                             Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Merrill Lynch Select
                                                           Pricing(SM) System; Fee Table; Purchase
                                                             of Shares; Shareholder Services;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Merrill Lynch Select Pricing(SM) System;
                                                           Fee Table; Purchase of Shares;
                                                             Redemption of Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable
PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  General Information
  Item 13.      Investment Objective and Policies........  Investment Objective and Policies;
                                                             Investment Restrictions
  Item 14.      Management of the Fund...................  Management of the Trust
  Item 15.      Control Persons and Principal Holders of
                  Securities.............................  Management of the Trust; General
                                                             Information--Additional Information
  Item 16.      Investment Advisory and Other Services...  Management of the Trust; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation and Other
                  Practices..............................  Portfolio Transactions
  Item 18.      Capital Stock and Other Securities.......  General Information--Description of
                                                           Shares
  Item 19.      Purchase, Redemption and Pricing of
                  Securities Being Offered...............  Purchase of Shares; Redemption of
                                                             Shares; Determination of Net Asset
                                                             Value; Shareholder Services
  Item 20.      Tax Status...............................  Distributions and Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Financial Statements


PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

DECEMBER 20, 1996


              MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


    Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is a non-diversified mutual fund seeking to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund invests primarily in a portfolio of long-term, investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes ("California Municipal Bonds"). Under normal circumstances, at least 80% of the Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more which are covered by insurance guaranteeing the timely payment of principal at maturity and interest and at least 65% of the Fund's total assets will be invested in insured California Municipal Bonds. THE FUND'S PORTFOLIO INSURANCE RELATES ONLY TO PAYMENT ON THE MUNICIPAL BONDS (AS THAT TERM IS DEFINED IN THE PROSPECTUS UNDER "INVESTMENT OBJECTIVE AND POLICIES") HELD BY THE FUND AND NOT TO THE VALUE OF FUND SHARES. For a full discussion of the nature and limitations of insurance, see "Investment Objective and Policies--Portfolio Insurance" on page 12. Dividends paid by the Fund are exempt from Federal and California income taxes to the extent they are paid from interest on California Municipal Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.

    Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL
              OFFENSE.

                            ------------------------


    This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 20, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing Merrill Lynch California Municipal Series Trust (the "Trust") at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                            ------------------------

                         FUND ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                  CLASS A(a)             CLASS B(b)              CLASS C         CLASS D
                                                  -----------      -----------------------    -------------    -----------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)......      4.00%(c)               None                  None            4.00%(c)
    Sales Charge Imposed on Dividend
      Reinvestments............................       None                  None                  None             None
    Deferred Sales Charge (as a percentage of
      original purchase price or redemption
      proceeds, whichever is lower)............       None(d)       4.0% during the first     1.0% for one         None(d)
                                                                    year, decreasing 1.0%        year(f)
                                                                   annually to 0.0% after
                                                                     the fourth year(e)
    Exchange Fee...............................     None                    None                  None             None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE
  AVERAGE NET ASSETS):
    Management Fees(g).........................      0.55%                  0.55%                 0.55%           0.55%
    Rule 12b-1 Fees(h):
      Account Maintenance Fees.................       None                  0.25%                 0.25%           0.10%
      Distribution Fees........................       None                  0.25%                 0.35%            None
                                                                       (Class B shares
                                                                     convert to Class D
                                                                    shares automatically
                                                                     after approximately
                                                                   ten years, cease being
                                                                   subject to distribution
                                                                    fees and are subject
                                                                     to reduced account
                                                                      maintenance fees)
    Other Expenses

        Custodial Fees.........................      0.02%                  0.02%                 0.02%           0.02%
        Shareholder Servicing Costs(i).........      0.03%                  0.04%                 0.04%           0.03%
        Miscellaneous..........................      0.25%                  0.25%                 0.25%           0.25%
                                                  --------                  -----                 -----           -----
            Total Other Expenses...............      0.30%                  0.31%                 0.31%           0.30%
                                                  --------                  -----                 -----           -----
Total Fund Operating Expenses(+)...............      0.85%                  1.36%                 1.46%           0.95%
                                                  ========                  =====                 =====           =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25 and "Shareholder Services -- Fee-Based Programs" -- page 36.


(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 27.


(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 36.


(e) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder
    Services--Fee-Based Programs"--page 36.


(f) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 36.


(g) See "Management of the Trust--Management and Advisory Arrangements"--page
    21.


(h) See "Purchase of Shares--Distribution Plans"--page 30.


(i) See "Management of the Trust--Transfer Agency Services"--page 23.


 + For the fiscal year ended August 31, 1996, Fund Asset Management, L.P. ("FAM" or the "Manager") voluntarily waived a portion of the management fees due from the Fund. Total Fund Operating Expenses in the Fee Table above have been restated to assume the absence of any such waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. For the fiscal year ended August 31, 1996, the Manager waived management fees totaling .36% for Class A shares, .37% for Class B shares, .36% for Class C shares and .36% for Class D shares after which the Fund's total expense ratio was .49% for Class A shares, .99% for Class B shares, 1.10% for Class C shares and .59% for Class D shares.

EXAMPLE:


                                                         CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                          ----------------------------------------
                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
An investor would pay the following expenses on a
  $1,000 investment including the maximum $40 front-end
  sales charge (Class A and Class D shares only) and
  assuming (1) the Total Fund Operating Expenses for
  each class set forth on page 2, (2) a 5% annual
  return throughout the period and (3) redemption at
  the end of the period:
     Class A...........................................    $ 48       $66        $85        $141
     Class B...........................................    $ 54       $63        $74        $164
     Class C...........................................    $ 25       $46        $80        $175
     Class D...........................................    $ 49       $69        $90        $152
An investor would pay the following expenses on the
  same $1,000 investment assuming no redemption at the
  end of the period:
     Class A...........................................    $ 48       $66        $85        $141
     Class B...........................................    $ 14       $43        $74        $164
     Class C...........................................    $ 15       $46        $80        $175
     Class D...........................................    $ 49       $69        $90        $152



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or the Manager, an affiliate of MLAM. Funds advised by MLAM or the Manager which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".



     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs and distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".



---------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------
                                                      ACCOUNT
                                                    MAINTENANCE DISTRIBUTION
    CLASS      SALES CHARGE(1)                          FEE          FEE          CONVERSION FEATURE
    -------------------------------------------------------------------------------------------------------
      A      Maximum 4.00% initial sales                                                  No
               charge(2)(3)                             No           No
    -------------------------------------------------------------------------------------------------------
      B      CDSC for a period of 4 years, at a                              B shares convert to D shares
               rate of 4.0% during the first year,                               automatically after
               decreasing 1.0% annually to 0.0%(4)     0.25%        0.25%     approximately ten years(5)
    -------------------------------------------------------------------------------------------------------
      C      1.0% CDSC for one year(6)                 0.25%        0.35%                 No
    -------------------------------------------------------------------------------------------------------
      D      Maximum 4.00% initial sales charge(3)     0.10%         No                   No
    -------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Class A" and "Class D" below.



(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.


Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25% of the Fund's average net assets attributable to the Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply as will the Class D account maintenance fee of the acquired fund upon the conversion and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".



Class C: Class C shares do not incur a sales charge when they are purchased but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to account maintenance and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of up to 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases of Class D shares in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".


     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.


     Initial Sales Charge Alternatives. Investors that prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.


                                                                            CLASS A
                                                     -----------------------------------------------------
                                                               FOR THE YEAR               FOR THE PERIOD
                                                             ENDED AUGUST 31,           FEBRUARY 26, 1993+
                                                     --------------------------------     TO AUGUST 31,
                                                      1996         1995        1994            1993
                                                     -------      -------     -------   ------------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............  $  9.65      $  9.54     $ 10.23        $  10.00
                                                     -------      -------     -------         -------
Investment income--net.............................      .52          .52         .51             .24
Realized and unrealized gain (loss) on
 investments--net..................................      .19          .11        (.65)            .23
                                                     -------      -------     -------         -------
Total from investment operations...................      .71          .63        (.14)            .47
                                                     -------      -------     -------         -------
Less dividends and distributions:
Investment income--net.............................     (.52)        (.52)       (.51)           (.24)
Realized gain on investments--net..................       --           --        (.04)             --
                                                     -------      -------     -------         -------
Total dividends and distributions..................     (.52)        (.52)       (.55)           (.24)
                                                     -------      -------     -------         -------
Net asset value, end of period.....................  $  9.84      $  9.65     $  9.54        $  10.23
                                                     ========     ========    ========       ========
TOTAL INVESTMENT RETURN**:
Based on net asset value per share.................    7.44%        6.94%      (1.44%)          4.81%#
                                                     ========     ========    ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....................     .49%         .47%        .33%            .14%*
                                                     ========     ========    ========       ========
Expenses...........................................     .85%         .87%        .96%           1.06%*
                                                     ========     ========    ========       ========
Investment income--net.............................    5.20%        5.53%       5.16%           4.80%*
                                                     ========     ========    ========       ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........  $14,183      $14,204     $15,946        $ 17,105
                                                     ========     ========    ========       ========
Portfolio Turnover.................................   87.77%       61.53%      93.04%          74.26%
                                                     ========     ========    ========       ========

                                                                                        CLASS B
                                                         -------------------------------------------------------------
                                                                         FOR THE YEAR                 FOR THE PERIOD
                                                                       ENDED AUGUST 31,             FEBRUARY 26, 1993+
                                                         ----------------------------------------     TO AUGUST 31,
                                                           1996              1995         1994             1993
                                                         -------------    ---------     ---------   ------------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............      $    9.65        $    9.54     $   10.23        $  10.00
                                                           -------          -------       -------         -------
Investment income--net.............................            .47              .48           .46             .22
Realized and unrealized gain (loss) on
 investments--net..................................            .19              .11          (.65)            .23
                                                           -------          -------       -------         -------
Total from investment operations...................            .66              .59          (.19)            .45
                                                           -------          -------       -------         -------
Less dividends and distributions:
Investment income--net.............................           (.47)            (.48)         (.46)           (.22)
Realized gain on investments--net..................             --               --          (.04)             --
                                                           -------          -------       -------         -------
Total dividends and distributions..................           (.47)            (.48)         (.50)           (.22)
                                                           -------          -------       -------         -------
Net asset value, end of period.....................      $    9.84        $    9.65     $    9.54        $  10.23
                                                           =======         ========      ========        ========
TOTAL INVESTMENT RETURN**:
Based on net asset value per share.................          6.89%            6.38%        (1.93%)          4.56%#
                                                           =======         ========      ========        ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....................           .99%             .97%          .83%            .64%*
                                                           =======         ========      ========        ========
Expenses...........................................          1.36%            1.38%         1.48%           1.56%*
                                                           =======         ========      ========        ========
Investment income--net.............................          4.69%            5.02%         4.67%           4.31%*
                                                           =======         ========      ========        ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........      $  73,292        $  71,670     $  74,982        $ 72,861
                                                           =======         ========      ========        ========
Portfolio Turnover.................................         87.77%           61.53%        93.04%          74.26%
                                                           =======         ========      ========        ========


---------------
 + Commencement of operations.

 * Annualized.

** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                                                     CLASS C                     CLASS D
                                             ------------------------    ------------------------
                                                            FOR THE                     FOR THE
                                              FOR THE       PERIOD        FOR THE       PERIOD
                                                YEAR      OCTOBER 21,       YEAR       OCTOBER 21,
                                               ENDED        1994+ TO       ENDED       1994+ TO
                                             AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                1996          1995          1996          1995
                                             ----------    ----------    ----------    ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........  $   9.64      $   9.19      $   9.65      $   9.19
                                             ----------    ----------    ----------    ----------
Investment income--net......................       .46           .39           .51           .44
Realized and unrealized gain on
  investments--net..........................       .20           .45           .20           .46
                                             ----------    ----------    ----------    ----------
Total from investment operations............       .66           .84           .71           .90
                                             ----------    ----------    ----------    ----------
Less dividends from investment
  income--net...............................      (.46)         (.39)         (.51)         (.44)
                                             ----------    ----------    ----------    ----------
Net asset value, end of period..............  $   9.84      $   9.64      $   9.85      $   9.65
                                             ==========    ==========    ==========    ==========
TOTAL INVESTMENT RETURN**:
Based on net asset value per share..........     6.90%         9.38%#        7.44%         9.99%#
                                             ==========    ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............     1.10%         1.09%*         .59%          .57%*
                                             ==========    ==========    ==========    ==========
Expenses....................................     1.46%         1.49%*         .95%          .97%*
                                             ==========    ==========    ==========    ==========
Investment income--net......................     4.59%         4.76%*        5.09%         5.33%*
                                             ==========    ==========    ==========    ==========
SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)....  $  4,901      $  1,778      $  4,304      $  1,845
                                             ==========    ==========    ==========    ==========
Portfolio Turnover..........................    87.77%        61.53%        87.77%        61.53%
                                             ==========    ==========    ==========    ==========


---------------

 + Commencement of operations.


 * Annualized.


** Total investment returns exclude the effects of sales loads.


 # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a non-diversified portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and California income taxes are referred to herein as "California Municipal Bonds". Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds. Under normal circumstances, at least 80% of the Fund's total assets will be invested in Municipal Bonds which are covered by insurance guaranteeing the timely payment of principal at maturity and interest and at least 65% of the Fund's total assets will be invested in insured California Municipal Bonds. The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval. At times, the Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.


     Municipal Bonds may include several types of bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the California Municipal Bonds and Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade", have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--"Ratings of Municipal Bonds" in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.



     The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch, or which in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix II--"Ratings of Municipal Bonds" in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.


     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such Municipal Bonds but also the creditworthiness of the financial institution.

     The value of Municipal Bonds may fall when interest rates rise and rise when interest rates fall. In general, Municipal Bonds with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities.

     The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of a default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.


     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.



     The Fund ordinarily does not intend to realize investment income not exempt from Federal and California income taxes. However, to the extent that suitable California Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not California, income taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.



     Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 80% of its total assets in Municipal Bonds which are covered by insurance and at least 65% of the Fund's total assets will be invested in insured California Municipal Bonds. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity would be in excess of ten years. For temporary defensive periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"). The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its total assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund is a fundamental policy of the Fund which may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options", are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.


PORTFOLIO INSURANCE

     Under normal circumstances, at least 80% of the Fund's total assets (and 65% of its California Municipal Bonds) will be invested in Municipal Bonds and will be comprised of Municipal Bonds which are either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The insurance policies in either instance will be issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. See Appendix III to the Statement of Additional Information for a description of S&P's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing requirements: AMBAC Indemnity Corporation, Capital Guaranty Insurance Company, Capital Markets Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase Municipal Bonds covered by insurance issued by any other insurance company which satisfies the foregoing requirements. It is anticipated that a majority of insured Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

     The Fund may purchase, but has no obligation to purchase, separate mutual fund insurance policies (the "Policies") from insurance companies meeting the requirements set forth above which guarantee the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. A Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured Municipal Bonds beneficially owned by the Fund. In the event of a sale of any Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing. The Policies will not guarantee the market value of the insured Municipal Bonds or the value of the shares of the Fund.

     The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Trustees of the Trust will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policies are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund, and the yield on the Fund's portfolio is reduced thereby. The Manager estimates that the cost of the annual premiums for the Policies currently ranges from approximately .20 of 1% to .25 of 1% of the principal amount of the Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to the Statement of Additional Information. In instances in which the Fund purchases Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

     It is the intention of the Manager to retain any insured securities which are in default or in significant risk of default and to place a value on the insurance which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Manager may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Manager will be unable to manage the portfolio to the extent it holds defaulted securities which may limit its ability in certain circumstances to purchase other Municipal Bonds.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event the Trustees determine that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in the Fund's portfolio. Although the Manager periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will honor their obligations under all circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

POTENTIAL BENEFITS

     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal and California income taxes by investing in a professionally managed portfolio consisting primarily of long-term California Municipal Bonds. Moreover, as noted above, the existence of portfolio insurance reduces the financial or credit risk of such investments. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs (including insurance premiums), and in the case of certain classes of shares, account maintenance and distribution fees.

SPECIAL AND RISK CONSIDERATIONS RELATING TO MUNICIPAL BONDS

     The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options".

     Moreover, the Fund ordinarily will invest at least 65% of its total assets in California Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of California Municipal Bonds to this degree. While at least 80% of the Municipal Bonds (and at least 65% of the California Municipal Bonds) held by the Fund will be insured, the shares of the Fund are not insured by any government entity and the value of the shares may fluctuate daily. Since the start of the 1990-91 fiscal year, the State of California has faced the worst economic, fiscal and budget conditions since the 1930's. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to "A1", Standard & Poor's lowered its rating from "A+" to "A" and termed its outlook as "stable", and Fitch lowered its rating from "AA" to "A". No assurance can be given that such ratings will not be lowered in the future. Although a steady upturn has been underway since 1994, pre-recession job levels are not expected to be reached until later in the decade. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in high quality California Municipal Bonds. For a discussion of economic and other conditions in the State of California, see Appendix I in the Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. In the case of certain community facilities district special tax ("Mello-Roos" in the case of California Municipal Bonds), tax increment (or tax allocation) and assessment bonds, the payment of the special tax, tax increment and assessments may be secured solely by remedies against the land (such as by foreclosure) and not against the individual property owner, which could be time-consuming and costly.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.



     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.



     The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Neither IDBs nor private activity bonds are secured by a pledge of the taxing power of the issuer of such bonds. In view of this, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, governmental regulation and the entity's dependence on revenues for the operation of the particular facility being financed. For purposes of this Prospectus, such debt obligations are referred to as Municipal Bonds if the interest paid thereon is exempt from Federal income tax, and, as California Municipal Bonds if the interest thereon is exempt from Federal and California income taxes, even though such bonds may be "private activity bonds" as discussed above. The Fund may also invest in so-called "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of such bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.


     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.



     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that may not have the depth of marketability associated with more conventional securities. Consequently, certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS


     The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.


CALL RIGHTS


     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.


FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     The Fund is authorized to purchase and sell certain exchange-traded financial futures contracts ("financial futures contracts") solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based financial futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes--Taxes".

     The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

     The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such financial futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Utilization of financial futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such financial futures contracts and options. (However, as stated above, the Fund intends to engage in options and financial futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such financial futures contract is unleveraged. It is not anticipated that transactions in financial futures contracts will have the effect of increasing portfolio turnover.


     Although certain risks are involved in options and financial futures transactions, the Manager believes that, because the Fund will engage in financial futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions. The Fund must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the "Code") in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached and exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in financial futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities, or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of the Fund's total assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.


INVESTMENT RESTRICTIONS


     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.



     As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify for the special treatment afforded regulated investment companies under the Code. See "Distribution and Taxes--Taxes". To qualify, among other requirements, the Trust will limit the Fund's investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     Investors are referred to the Statement of Additional Information for a complete description of the Fund's investment restrictions.

                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.


     The Trustees are:



     ARTHUR ZEIKEL*--President of the Manager and its affiliate, MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; and Director of the Distributor.



     JAMES H. BODURTHA--Director and Executive Vice President, The China Business Group, Inc.



     HERBERT I. LONDON--John M. Olin Professor of Humanities, New York
University.



     ROBERT R. MARTIN--Former Chairman, Kinnard Investments, Inc.


     JOSEPH L. MAY--Attorney in private practice.

     ANDRE F. PEROLD--Professor, Harvard Business School.
---------------
* Interested person, as defined in the 1940 Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is an affiliate of MLAM and is owned and controlled by ML&Co., a financial services holding company, acts as the manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser for over 130 registered investment companies. MLAM also provides investment advisory services to individual and institutional accounts. As of November 30, 1996, the Manager and MLAM had a total of approximately $223.7 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.


     Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for management of the Fund.


     Walter O'Connor is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Vice President of MLAM since 1993 and was an Assistant Vice President thereof from 1991 to 1993. Prior thereto, he was an Assistant Vice President of Prudential Securities from 1984 to 1991.



     Pursuant to the management agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the portion of the average daily net assets not exceeding $500 million; 0.525% of the portion of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the portion of the average daily net assets exceeding $1.0 billion. For the fiscal year ended August 31, 1996, the total fee paid by the Fund to the Manager was $517,728 (based on average net assets of approximately $93.6 million).



     The Management Agreement obligates the Trust on behalf of the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. The Manager may waive all or a portion of its management fee and may voluntarily assume all or a portion of the Fund's expenses. For the fiscal year ended August 31, 1996, the Fund reimbursed the Manager $46,382 for accounting services. For the fiscal year ended August 31, 1996, the ratio of total expenses, to average net assets was
 .85% for Class A shares, 1.36% for Class B shares, 1.46% for Class C shares and .95% for Class D shares.


CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML&Co., acts as the Trust's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the year ended August 31, 1996, the Fund paid the Transfer Agent a total fee of $37,217 pursuant to the Transfer Agency Agreement for providing transfer agency services. At November 30, 1996, the Fund had 211 Class A shareholder accounts, 1,613 Class B shareholder accounts, 111 Class C shareholder accounts and 75 Class D shareholder accounts. At this level of accounts, the annual fee paid to the Transfer Agent would aggregate approximately $27,000, plus out-of-pocket expenses.


                               PURCHASE OF SHARES

     The Distributor, an affiliate of the Manager, MLAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50.


     The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Trust. The Trust or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.


     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC, ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.



     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs and distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services-- Exchange Privilege".


     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.


-------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------
                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION
     CLASS   SALES CHARGE(1)                       FEE         FEE         CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------
     A     Maximum 4.00% initial sales                                             No
             charge(2)(3)                           No          No
    -----------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at a
             rate of 4.0% during the first
             year, decreasing 1.0% annually to                         B shares convert to D shares
             0.0%(4)                              0.25%       0.25%       automatically after
                                                                       approximately ten years(5)
    -----------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year(6)              0.25%       0.35%                No
    -----------------------------------------------------------------------------------------------
     D     Maximum 4.00% initial sales                                             No
             charge(3)                            0.10%         No
    -----------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors".


(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.



(4) The CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs.



(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



(6) The CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                   SALES LOAD AS     SALES LOAD AS         DISCOUNT TO
                                                   PERCENTAGE OF     PERCENTAGE* OF      SELECTED DEALERS
                                                     OFFERING        THE NET AMOUNT      AS PERCENTAGE OF
               AMOUNT OF PURCHASE                      PRICE            INVESTED        THE OFFERING PRICE
-------------------------------------------------  -------------     --------------     ------------------
Less than $25,000................................       4.00%             4.17%                3.75%
$25,000 but less than $50,000....................       3.75%             3.90%                3.50%
$50,000 but less than $100,000...................       3.25%             3.36%                3.00%
$100,000 but less than $250,000..................       2.50%             2.56%                2.25%
$250,000 but less than $1,000,000................       1.50%             1.52%                1.25%
$1,000,000 and over**............................       0.00%             0.00%                0.00%

---------------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended August 31, 1996, the Fund sold 192,761 Class A shares for aggregate net proceeds of $1,890,855. The gross sales charges for the sale of Class A shares of the Fund for that year were $9,669, of which $1,410 and $8,259 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. During the fiscal year ended August 31, 1996, the Fund sold 263,889 Class D shares for aggregate net proceeds of $2,602,675. The gross sales charges for the sale of Class D shares of the Fund for the year were $11,008, of which $912 and $10,096 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended August 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.



     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs, provided that each program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trust. Certain persons who acquired shares of certain

MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors". See "Shareholder Services -- Fee-Based Programs". Class A and Class D shares are offered at net asset value to Employee Access Accounts(SM) available through qualified employers which provide employer-sponsored retirement and savings plans that are eligible to purchase such shares at net asset value. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.



     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets, and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed below under "Distribution Plans". The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans".


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:


                                                                           CLASS B CDSC
                                                                          AS A PERCENTAGE
                              YEAR SINCE PURCHASE                        OF DOLLAR AMOUNT
                                 PAYMENT MADE                            SUBJECT TO CHARGE
        ---------------------------------------------------------------  -----------------
              0-1......................................................         4.00%
              1-2......................................................         3.00%
              2-3......................................................         2.00%
              3-4......................................................         1.00%
              4 and thereafter.........................................         None



For the fiscal year ended August 31, 1996, the Distributor received CDSCs of $157,396 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years of shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs".



     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended August 31, 1996, the Distributor received CDSCs of $2,319 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. No CDSC will be assessed in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs".


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     The Conversion Period may be modified for investors that participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs".


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended August 31, 1996, the Fund paid the Distributor $365,327 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $72.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended August 31, 1996, the Fund paid the Distributor $21,063 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $3.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 1996, the Fund paid the Distributor $3,122 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $3.1 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares. At November 30, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $74.0 million. At this asset level, the annual fee payable pursuant to such Class B Distribution Plan would aggregate approximately $370,000. At November 30, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $5.0 million. At this asset level, the annual fee payable pursuant to such Class C Distribution Plan would aggregate approximately $30,000. At November 30, 1996, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $4.6 million. At this asset level, the annual fee payable pursuant to such Class D Distribution Plan would aggregate $4,600.



     Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.



     As of December 31, 1995, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues for such period by approximately $1,554,000 (2.11% of Class B net assets at that date). As of August 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by approximately $295,705 (0.40% of Class B net assets at that date). Similar fully allocated accrual data for Class C shares is not presented because such revenues and expenses for the period from October 21, 1994 (commencement of operations) to December 31, 1995 are de minimis. As of August 31, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $8,880 (0.18% of Class C net assets at that date).


     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund at such time.


REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which may take up to 10 days.

REPURCHASE


     The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 P.M., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than the applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares of such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Included in such services are the following:

INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent showing any reinvestments of dividends and capital gains distributions. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of taxable ordinary income, dividends, tax exempt income and long-term capital gains distributions. These statements will show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

EXCHANGE PRIVILEGE



     U.S. shareholders of each class of shares of the Fund each have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services-- Exchange Privilege" in the Statement of Additional Information.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by notifying the Transfer Agent in writing or by telephone (1-800-MER-FUND), elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed monthly. Cash payments also can be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


SYSTEMATIC WITHDRAWAL PLANS



     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions.



AUTOMATIC INVESTMENT PLANS



     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).


                             PORTFOLIO TRANSACTIONS

     Subject to the policies established by the Trustees of the Trust, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order, subject to certain conditions, permitting the Trust to, among other things, (i) purchase investment grade tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate for such securities and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

     All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.

     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value".

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.



     To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income taxes if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisers before purchasing Fund shares.



     Exempt-interest dividends paid to a corporate shareholder subject to California franchise tax will not be exempt from California taxation.


     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds" and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.


     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.


     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and California tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable California income and corporate franchise tax laws. The Code and the Treasury regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.



     Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by California) and with specific questions as to Federal, foreign, state or local taxes.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.


     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to or to reduced sales charges in the case of Class A or Class D shares, waiver of the CDSC in the case of Class B or Class C shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.



     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended August 31, 1996 was 4.94% for Class A shares, 4.64% for Class B shares, 4.54% for Class C shares and 4.85% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.86% for Class A shares, 6.44% for Class B shares, 6.31% for Class C shares and 6.74% for Class D shares. The yield without voluntary reimbursement or waiver of Fund expenses for the 30-day period would have been 4.65% for Class A shares, 4.34% for Class B shares, 4.23% for Class C shares and 4.55% for Class D shares with a tax equivalent yield of 6.46% for Class A shares, 6.03% for Class B shares, 5.88% for Class C shares and 6.32% for Class D shares.


     Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar") and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION


DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.



     The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.


ORGANIZATION OF THE TRUST


     The Trust is an unincorporated business trust organized on March 20, 1985 under the laws of Massachusetts. The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures as applicable. See "Purchase of Shares". The Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date.


     Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                      Merrill Lynch Financial Data Services, Inc.
                       P.O. Box 45289
                       Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this matter please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.
                            ------------------------

     The Declaration of Trust establishing the Trust, dated March 20, 1985, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch California Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" (as defined in the Declaration) only shall be liable.

                      (This page intentionally left blank)

   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND -- AUTHORIZATION FORM
                                    (PART 1)
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
             [ ] Class A shares          [ ] Class B shares
             [ ] Class C shares          [ ] Class D shares
of Merrill Lynch California Insured Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ...............................      4. ...............................
 .....................................   .....................................

   2. ...............................      5. ...............................
 .....................................   .....................................

   3. ...............................      6. ...............................
 .....................................   .....................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 .............................................................  Date.............
                                (Zip Code)

Occupation ...................    Name and Address of Employer.................

 ..............................    .............................................
      Signature of Owner                  Signature of Co-Owner (if any)

(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

   Ordinary Income Dividends                Long-Term Capital Gains
   ---------------------------------        ---------------------------------
   SELECT  [ ]     Reinvest                 SELECT  [ ]     Reinvest
   ONE:    [ ]     Cash                     ONE:    [ ]     Cash
   ---------------------------------        ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
[ ] Check or [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch California Insured Municipal Bond Fund Authorization Form.

SPECIFY TYPE OF ACCOUNT (CHECK ONE) [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ......................... Account Number............................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor ............................. Date.......................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND -- AUTHORIZATION FORM
                            (PART 1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            --------------------------------------------------------
            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distribution and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................     ......................................
         Signature of Owner                   Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                  ......................, 19....
                                                       Date of initial purchase
Dear Sir/Madam:

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch California Insured Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

                  [ ] $25,000    [ ] $50,000    [ ] $100,000
                        [ ] $250,000       [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch California Insured Municipal Bond Fund Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch California Insured Municipal Bond Fund held as security.

By.............................................................    ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint parties, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ......................................................    (2) Name.......................................................
Account Number ................................................    Account Number.................................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

--------------------------------------------------------------------------------
Branch Office, Address, Stamp.

--------------------------------------------------------------------------------
This form when completed should be mailed to:

Merrill Lynch California Insured Municipal Bond Fund
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289


We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.


 ...............................................................
                            Dealer Name and Address

By ............................................................
                         Authorized Signature of Dealer


                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name

-------------------------    ---------------
Dealer's Customer A/C No.

    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND--AUTHORIZATION FORM
                                    (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR AUTOMATIC INVESTMENT PLANS ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------
Name of Owner.......................................................................
                                                                                           ------------------------------------
Name of Co-Owner (if any)...........................................................                  Social Security No.
Address.............................................................................            or Taxpayer Identification No.
 ....................................................................................

                                                                                           Account Number...........................
                                                                                           (if existing account)


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch California Insured Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ................(month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [ ] $......
or [ ] ......% of the current value of [ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner................................Date..........................

Signature of Co-Owner (if any)..................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

SPECIFY TYPE OF ACCOUNT (CHECK ONE): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number ......................................Account Number................

Bank Address....................................................................

          ......................................................................

Signature of Depositor............................Date..........................

Signature of Depositor..........................................................

(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND--AUTHORIZATION FORM
                             (PART 2)--(CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

             [ ] Class A shares          [ ] Class B shares
             [ ] Class C shares          [ ] Class D shares

of Merrill Lynch California Insured Municipal Bond Fund, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch California Insured Municipal Bond Fund as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month beginning

 .................................. or as soon thereafter as possible.
            (month)

I agree that you are preparing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such check or debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of Fund shares including liquidating shares of the Fund and crediting my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the dishonored debit.

 .................      .......................................
     Date                    Signature of Depositor

                     .......................................
                             Signature of Depositor
                         (If joint account, both must sign)

                    AUTHORIZATION TO HONOR ACH DEBITS DRAWN
                 BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .................... State ........ Zip Code...............................
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc., I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                    Signature of Depositor

 .................      .......................................
  Bank Account                 Signature of Depositor
    Number               (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED
                   "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER
                             Fund Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP

                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                           -------------------------

                               TABLE OF CONTENTS


                                                  PAGE
                                                  ----
Fee Table......................................     2
Merrill Lynch Select Pricing(SM) System........     3
Financial Highlights...........................     8
Investment Objective and Policies..............    10
  Portfolio Insurance..........................    12
  Potential Benefits...........................    14
  Special and Risk Considerations Relating to
    Municipal Bonds............................    14
  Description of Municipal Bonds...............    14
  When-Issued Securities and Delayed Delivery
    Transactions...............................    17
  Call Rights..................................    17
  Financial Futures Transactions and Options...    17
  Repurchase Agreements........................    19
  Investment Restrictions......................    20
Management of the Trust........................    21
  Trustees.....................................    21
  Management and Advisory Arrangements.........    21
  Code of Ethics...............................    22
  Transfer Agency Services.....................    23
Purchase of Shares.............................    23
  Initial Sales Charge Alternatives--
    Class A and Class D Shares.................    25
  Deferred Sales Charge Alternatives--
    Class B and Class C Shares.................    27
  Distribution Plans...........................    30
  Limitations on the Payment of Deferred Sales
    Charges....................................    32
Redemption of Shares...........................    32
  Redemption...................................    33
  Repurchase...................................    33
  Reinstatement Privilege--
    Class A and Class D Shares.................    34
Shareholder Services...........................    34
  Investment Account...........................    34
  Exchange Privilege...........................    35
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions................    36
  Systematic Withdrawal Plans..................    36
  Automatic Investment Plans...................    36
  Fee-Based Programs...........................    36
Portfolio Transactions.........................    37
Distributions and Taxes........................    37
  Distributions................................    37
  Taxes........................................    38
Performance Data...............................    40
Additional Information.........................    42
  Determination of Net Asset Value.............    42
  Organization of the Trust....................    42
  Shareholder Reports..........................    43
  Shareholder Inquiries........................    43
Authorization Form.............................    45
                                     Code # 16574-1296


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          CALIFORNIA INSURED
          MUNICIPAL BOND FUND

          MERRILL LYNCH CALIFORNIA
          MUNICIPAL SERIES TRUST
                                                                [Mlynch Compass]


                                             PROSPECTUS
                                             December 20, 1996

                                             Distributor:
                                             Merrill Lynch
                                             Funds Distributor, Inc.
                                             This prospectus should be
                                             retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION


              MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
                MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                            ------------------------


     Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is a series of Merrill Lynch California Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund invests primarily in a non-diversified portfolio of long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes ("California Municipal Bonds"). Under normal circumstances, at least 80% of the Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more which are covered by insurance guaranteeing the timely payment of principal at maturity and interest and at least 65% of the Fund's total assets will be invested in insured California Municipal Bonds. There can be no assurance that the investment objective of the Fund will be realized.


                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------


     The Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated December 20, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            ------------------------

                         FUND ASSET MANAGEMENT--MANAGER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR
                            ------------------------

   The date of this Statement of Additional Information is December 20, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and California income taxes are referred to as "California Municipal Bonds". Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds. Under normal circumstances, at least 80% of the Fund's total assets will be invested in Municipal Bonds which are covered by insurance guaranteeing the timely payment of principal at maturity and interest and at least 65% of the Fund's total assets will be invested in insured California Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.



     Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds ("IDBs") or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Services ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the "Manager" or "FAM"), to other obligations in which the Fund may invest.



     The Fund ordinarily does not intend to realize investment income not exempt from Federal and California income taxes. However, to the extent that suitable California Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal but not California income taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof ("Non-Municipal Tax-Exempt Securities"), if the Fund nevertheless believes such securities to be exempt from Federal income taxation. Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Non-Municipal Tax-Exempt Securities also could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.


     Except when acceptable securities are unavailable as determined by the Manager, the Fund, under normal circumstances, will invest at least 80% of its total assets in Municipal Bonds which are covered by insurance and at least 65% of its total assets in insured California Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"). Accordingly, the Fund at all times will have at least 80% of its total assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its total assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

     Municipal Bonds may at times be purchased or sold on a delayed delivery basis on or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligations generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.


     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.



     The Fund may invest up to 20% of its total assets in California Municipal Bonds and Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). See Appendix II-- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.


     High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

PORTFOLIO INSURANCE

     Under normal circumstances, at least 80% of the Fund's total assets (and 65% of its California Municipal Bonds) will be comprised of Municipal Bonds which are either (i) insured under an insurance policy purchased by the Fund or
(ii) insured under an insurance policy obtained by the issuer thereof or any other party. The insurance policies in either instance will be issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. See Appendix III to this Statement of Additional Information for a brief description of S&P's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing requirements: AMBAC Indemnity Corporation, Capital Guaranty Insurance Company, Capital Markets Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase Municipal Bonds covered by insurance issued by any other insurance company which satisfies the foregoing requirements. It is anticipated that a majority of insured Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

     The Fund may purchase, but has no obligation to purchase, separate mutual fund insurance policies (the "Policies") from insurance companies meeting the requirements set forth above which guarantee the payment of principal and interest on specified eligible Municipal Bonds purchased by the Fund. A Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured Municipal Bonds beneficially owned by the Fund. In the event of a sale of any Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing. The Policies will not guarantee the market value of the insured Municipal Bonds or the value of the shares of the Fund.

     The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Trustees of the Trust will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policies are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund, and the yield on the Fund's portfolio is reduced thereby. The Manager estimates that the cost of the annual premiums for the Policies currently ranges from approximately 0.20 of 1% to 0.25 of 1% of the principal amount of the Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of Municipal Bonds. Additional information regarding the Policies is set forth in Appendix III to this Statement of Additional Information. In instances in which the Fund purchases Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

     It is the intention of the Manager to retain any insured securities which are in default or in significant risk of default and to place a value on the insurance which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Manager may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Manager will be unable to manage the portfolio to the extent it holds defaulted securities which may limit its ability in certain circumstances to purchase other Municipal Bonds.

     There can be no assurance that insurance of the kind described above will continue to be available to the Fund. In the event the Trustees determine that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in the Fund's portfolio. Although the Manager periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will honor their obligations under all circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

     Set forth below is a description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS


     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of "IDBs" or private activity bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and, in the case of California Municipal Bonds, exempt from California income taxes. Other types of IDBs or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. In the case of certain community facilities district special tax ("Mello-Roos" in the case of California Municipal Bonds), tax increment (or tax allocation) and assessment bonds, the payment of the special tax, tax increment and assessments may be secured solely by remedies against the land (such as by foreclosure) and not against the individual property owner, which could be time-consuming and costly.


     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs and in the case of bonds issued after August 15, 1986, private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the repayment of the principal of and the payment of the interest on such industrial development bonds and private activity bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. Under a moral obligation bond, if the issuer thereof is unable to meet its obligations, the repayment of the bond becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to the guidelines which have been adopted by the Trustees and subject to the supervision of the Trustees, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement (such as insurance), the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally.

DESCRIPTION OF TEMPORARY INVESTMENTS

     The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies". The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

     Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDO at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.


     The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.


     The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated "A-1" through "A-3" by Standard & Poor's, "Prime-1" through "Prime-3" by Moody's or "F-1" through "F-3" by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least "A" by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1/A-1 through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (the "FDIC"), except that up to 10% of the Fund's total assets may be invested in certificates of deposit of small institutions if such certificates are insured fully by the FDIC.


REPURCHASE AGREEMENTS

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities, or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. The Fund would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.


     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, the Fund may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options (or puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies--Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

     Description of Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable, a process known as "mark to market". At any time prior to the settlement date of the financial futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the financial futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which also is responsible for handling daily accounting of deposits or withdrawals of margin.

     As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on financial futures contracts on U.S. Government securities in connection with its hedging strategies.

     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions such as financial futures contracts on other municipal bond indices which may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out financial futures positions, commissions on financial futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the financial futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase Municipal Bonds, the Fund may purchase financial futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the financial futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Financial Futures Contracts. The Fund also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or on the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or underlying debt securities. Like the purchase of a financial futures contract, the Fund will purchase a call option on a financial futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Financial Futures Contracts. The purchase of a put option on a financial futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase put options on financial futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.


     The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with its strategy of investing in financial futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a financial futures contract may be a "senior security" under the 1940 Act.


     Restrictions on Use of Financial Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.


     When the Fund purchases financial futures contracts or a call option with respect thereto or writes a put option on a financial futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.


     Risk Factors in Financial Futures Transactions and Options. Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the financial futures contract which is not offset completely by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the financial futures contracts. Conversely, the Fund may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the Municipal Bonds held by the Fund may be greater.

     The Fund expects to liquidate a majority of the financial futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a financial futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such financial futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the option purchased.

     Municipal Bond Index financial futures contracts were approved for trading in 1986. Trading in such financial futures contracts may tend to be less liquid than that in other financial futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.


          6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


          7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

          c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.


          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.



     In addition, to comply with Federal income tax requirements for qualification as a "regulated investment company", the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. [For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.] These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal income tax requirements.

                            ------------------------

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to a permissive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions". An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees, executive officers and the portfolio manager of the Trust, their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (64)--President and Trustee (1)(2)--President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM," which term, as used herein, includes MLAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1977.



     JAMES H. BODURTHA (52)--Trustee (2)--36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.



     HERBERT I. LONDON (57)--Trustee (2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Dean, Gallatin Division of New York University from 1978 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Institute, since 1980; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech L.P. since 1996.



     ROBERT R. MARTIN (69)--Trustee (2)--513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.



     JOSEPH L. MAY (67)--Trustee (2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.



     ANDRE F. PEROLD (44)--Trustee (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991.



     TERRY K. GLENN (56)--Vice President (1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     VINCENT R. GIORDANO (52)--Vice President (1)(2)--Portfolio Manager of the Manager and MLAM since 1977 and Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.



     KENNETH A. JACOB (45)--Vice President (1)(2)--Vice President of the Manager and MLAM since 1984.



     WALTER O'CONNOR (35)--Portfolio Manager(1)(2)--Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993; Assistant Vice President of Prudential Securities from 1984 to 1991.



     DONALD C. BURKE (36)--Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.



     GERALD M. RICHARD (47)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Treasurer of MLFD since 1984 and Vice President since 1981; Senior Vice President and Treasurer of Princeton Services since 1993.



     JERRY WEISS (38)--Secretary (1)(2)--Vice President of MLAM since 1990; Attorney in private practice from 1982 to 1990.

------------------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.


     At November 30, 1996, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.


COMPENSATION OF TRUSTEES


     The Trust pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $5,000 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays members of its Audit and Nominating Committee, (the "Committee") which consists of all the non-affiliated Trustees, a fee of $1,000 per year plus $250 per meeting attended. The Trust reimburses each non-affiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended August 31, 1996, fees and expenses paid to the non-affiliated Trustees which were allocated to the Fund aggregated $8,879.

     The following table sets forth for the fiscal year ended August 31, 1996, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies (including the Fund) advised by FAM and its affiliate. MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees:



                                                                                             AGGREGATE
                                                                                           COMPENSATION
                                                                           PENSION OR      FROM FUND AND
                                                                           RETIREMENT          OTHER
                                                                            BENEFITS         FAM/MLAM
                                                                           ACCRUED AS      ADVISED FUNDS
                                                         COMPENSATION    PART OF FUND'S       PAID TO
                   NAME OF TRUSTEE                        FROM FUND         EXPENSES        TRUSTEE(1)
------------------------------------------------------   ------------    --------------    -------------
James H. Bodurtha.....................................      $1,044            None           $ 157,500*
Herbert I. London.....................................      $1,044            None           $ 157,500
Robert R. Martin......................................      $1,044            None           $ 157,500
Joseph L. May.........................................      $1,044            None           $ 157,500
Andre F. Perold.......................................      $1,044            None           $ 157,500


------------

(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).



  * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1995. Mr. Bodurtha was elected to the Trust's Board of Trustees effective June 23, 1995.


MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as manager or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     Pursuant to a management agreement between the Trust on behalf of the Fund and the Manager (the "Management Agreement"), the Manager receives for its services to the Fund monthly compensation based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the portion of the average daily net assets not exceeding $500 million; 0.525% of the portion of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the portion of the average daily net assets exceeding $1.0 billion. For the fiscal year ended August 31, 1994, the total advisory fee paid by the Fund to the Manager aggregated $509,552, all of which was voluntarily waived. For the fiscal year ended August 31, 1995, the total advisory fee paid by the Fund to the Manager aggregated $478,480, of which $354,675 was voluntarily waived.

For the fiscal year ended August 31, 1996, the total advisory fee paid by the Fund to the Manager aggregated $517,728, of which $346,114 was voluntarily waived.



     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML&Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and, if other series shall be added ("Series"), a portion of the Trust's general administrative expenses will be allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include, among other things, redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses are allocated among the Series (including the Fund) in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal years ended August 31, 1994, 1995 and 1996, the Fund reimbursed the Manager $39,696, $46,158 and $46,382, respectively, for accounting services. Certain expenses in connection with account maintenance and the distribution of shares will be financed by the Fund pursuant to the Distribution Plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plans".


     The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".


     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     The gross sales charges for the sale of Class A shares for the fiscal year ended August 31, 1994 were $23,814 of which the Distributor received $2,428 and Merrill Lynch received $21,386. The gross sales charges for the sale of Class A shares for the fiscal year ended August 31, 1995 were $14,929, of which the Distributor received $1,321 and Merrill Lynch received $13,608. The gross sales charges for the sale of Class A shares for the fiscal year ended August 31, 1996 were $9,669, of which the Distributor received $1,410 and Merrill Lynch received $8,259. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to August 31, 1995 were $28,487, of which the Distributor received $2,544 and Merrill Lynch received $25,943. The gross sales charges for the sale of Class D shares for the fiscal year ended August 31, 1996 were $11,008, of which the Distributor received $912 and Merrill Lynch received $10,096. For the fiscal years ended August 31, 1994, 1995 and 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the period October 21, 1994 (commencement of operations) to August 31, 1995 and for the fiscal year ended August 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     Closed-End Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994, the date the Merrill Lynch Select Pricing(SM) System commenced operations, and wish to reinvest the net proceeds of a sale of their closed-end fund shares in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.



     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.


REDUCED INITIAL SALES CHARGES

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the thirteen-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.



     Employee Access Accounts(SM). Class A or Class D shares are offered at net asset value to Employee Access Accounts available through qualified employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value plus a reduced sales charge of 0.50% of the offering price, which is 0.50% of the net amount invested.


     Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML&Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption must have been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.



     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the contingent deferred sales charge ("CDSC") borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of August 31, 1996 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.


                                                            DATA CALCULATED AS OF AUGUST 31, 1996
                                      ----------------------------------------------------------------------------------
                                                                        (IN THOUSANDS)
                                                                 ALLOWABLE                     AMOUNTS
                                      ELIGIBLE     AGGREGATE      INTEREST      MAXIMUM       PREVIOUSLY       AGGREGATE
                                       GROSS         SALES       ON UNPAID      AMOUNT         PAID TO          UNPAID
                                      SALES(1)      CHARGES      BALANCE(2)     PAYABLE     DISTRIBUTOR(3)      BALANCE
                                      --------     ---------     ----------     -------     --------------     ---------
CLASS B SHARES, FOR THE PERIOD
  FEBRUARY 26, 1993 (COMMENCEMENT
  OF OPERATIONS) TO AUGUST 31,
  1996:
Under NASD Rule as Adopted........    $103,347      $ 6,459        $1,602       $8,061          $1,332          $ 6,729
Under Distributor's Voluntary
  Waiver..........................    $103,347      $ 6,459        $  517       $6,976          $1,332          $ 5,644
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO AUGUST 31,
  1996:
Under NASD Rule as Adopted........    $  5,607      $   350        $   26       $  376          $   17          $   359


                                        ANNUAL
                                     DISTRIBUTION
                                    FEES AT CURRENT
                                       NET ASSET
                                       LEVEL(4)
                                    ---------------
CLASS B SHARES, FOR THE PERIOD
  FEBRUARY 26, 1993 (COMMENCEMENT
  OF OPERATIONS) TO AUGUST 31,
  1996:
Under NASD Rule as Adopted........       $ 183
Under Distributor's Voluntary
  Waiver..........................       $ 183
CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO AUGUST 31,
  1996:
Under NASD Rule as Adopted........       $  17


------------------


(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.


     The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.



DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES



     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended August 31, 1994, 1995 and 1996, the Distributor received CDSCs of $177,779, $347,212 and $157,396, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to August 31, 1995 and for the fiscal year ended August 31, 1996, the Distributor received CDSCs of $76 and $2,319, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.



                             PORTFOLIO TRANSACTIONS


     Reference is made to "Investment Objective and Policies" and "Portfolio Transactions" in the Prospectus.


     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. For the fiscal year ended August 31, 1994, the Fund engaged in no transactions pursuant to such order. For the fiscal year ended August 31, 1995, the Fund engaged in 14 transactions pursuant to such order for an aggregate market value of approximately $12.3 million. For the fiscal year ended August 31, 1996, the Fund engaged in one transaction pursuant to such order for an aggregate market value of approximately $2.3 million. The Trust has applied for an exemptive order, subject to certain conditions, permitting the Trust to, among other things, (i) purchase investment grade tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate for such securities and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as broker for the Fund in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.



     Under the 1940 Act, the Fund may not purchase securities during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. As indicated above, the Trust had applied for a conditional exemption from these restrictions.


     The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.


     The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.



     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The portfolio turnover rate for the fiscal years ended August 31, 1995 and 1996 were 61.53% and 87.77%, respectively.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the higher daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.



     The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of business on such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. The statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of taxable ordinary income dividends, tax-exempt income and long-term capital gains distributions. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchase and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts, in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.


     Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Fund's Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.



     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemption will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


EXCHANGE PRIVILEGE


     Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange, Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment will be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds without a sales charge.



     In addition, each of the funds with Class B and Class C shares outstanding offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of MLAM-advised mutual funds ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.



     Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, toward satisfaction of the conversion period. However, shares of the money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.



     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short-or long-term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that he or she is not otherwise subject to backup withholding. See "Distributions and Taxes" below.



     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange, or, if the exchange does not involve a money market fund, the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES


     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of its income.


     As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.


     The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a), and are properly designated as "exempt-interest dividends," they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal or California income tax purposes to the extent attributable to exempt interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.



     The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income taxes if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Bonds. The Fund intends to invest at least 50% of its assets in California Municipal Bonds at all times. Shareholders subject to income tax in states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. The Fund will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for California income tax purposes based on a method similar to that described above for Federal income tax purposes.



     Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may be subject to California franchise tax if received by a corporate shareholder subject to such tax and may also be subject to tax in states other than California and local taxes. Accordingly, investors in the Fund, including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, the receipt of Fund dividends and as to their California tax situation in general.


     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, will be treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specific date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end, the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.



     The Fund may invest in high yield securities, as previously described. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.



     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.



     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own advisors concerning the applicability of the United States withholding tax.


     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX


     The Code previously imposed a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax has expired for tax years beginning after December 31, 1995, but may be reinstated in the future. The Environmental Tax was imposed even if the corporation was not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeded its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, would not be subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders (as described above) could subject corporate shareholders of the Fund to the Environmental Tax.


TAX TREATMENT OF FUTURES AND OPTIONS TRANSACTIONS

     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and California tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable California tax laws. The Code and the Treasury regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by California) and with specific questions as to Federal, state, local or foreign taxes.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return and yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is the total return, yield and tax-equivalent yield information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                          CLASS A SHARES                    CLASS B SHARES
                                  ------------------------------    -------------------------------
                                                    REDEEMABLE                         REDEEMABLE
                                  EXPRESSED AS      VALUE OF A      EXPRESSED AS A     VALUE OF A
                                  A PERCENTAGE     HYPOTHETICAL       PERCENTAGE      HYPOTHETICAL
                                   BASED ON A         $1,000          BASED ON A         $1,000
                                  HYPOTHETICAL     INVESTMENT AT     HYPOTHETICAL     INVESTMENT AT
                                     $1,000         THE END OF          $1,000         THE END OF
              PERIOD               INVESTMENT       THE PERIOD        INVESTMENT       THE PERIOD
-----------------------------------------------    -------------    --------------    -------------
                                                     AVERAGE ANNUAL TOTAL RETURN
                                             (including maximum applicable sales charge)
One year ended August 31, 1996....       3.14%       $1,031.40            2.89%         $1,028.90
Inception (February 26, 1993) to
  August 31, 1996.................       3.79%       $1,139.40            4.22%         $1,156.10
Inception (October 21, 1994) to
  August 31, 1996.................
                                                         ANNUAL TOTAL RETURN
                                             (excluding maximum applicable sales charge)
Year ended August 31, 1996........       7.44%       $1,074.40            6.89%         $1,068.90
Year ended August 31, 1995........       6.94%       $1,069.40            6.38%         $1,063.80
Year ended August 31, 1994........      (1.44)%      $  985.60           (1.93)%        $  980.70
Inception (February 26, 1993) to
  August 31, 1993.................       4.81%       $1,048.10            4.56%         $1,045.60
Inception (October 21, 1994) to
  August 31, 1995.................
                                                        AGGREGATE TOTAL RETURN
                                             (including maximum applicable sales charge)
Inception (February 26, 1993) to
  August 31, 1996.................      13.94%       $1,139.40           15.61%         $1,156.10
Inception (October 21, 1994) to
  August 31, 1996.................
                                                                 YIELD
30 days ended August 31, 1996.....       4.94%                            4.64%
                                                         TAX EQUIVALENT YIELD*
30 days ended August 31, 1996.....       6.86%                            6.44%

                                            CLASS C SHARES                    CLASS D SHARES
                                    -------------------------------    -------------------------------
                                                       REDEEMABLE                         REDEEMABLE
                                    EXPRESSED AS A     VALUE OF A      EXPRESSED AS A     VALUE OF A
                                      PERCENTAGE      HYPOTHETICAL       PERCENTAGE      HYPOTHETICAL
                                      BASED ON A         $1,000          BASED ON A         $1,000
                                     HYPOTHETICAL     INVESTMENT AT     HYPOTHETICAL     INVESTMENT AT
                                        $1,000         THE END OF          $1,000         THE END OF
              PERIOD                  INVESTMENT       THE PERIOD        INVESTMENT       THE PERIOD
----------------------------------  --------------    -------------    --------------    -------------
                                                     AVERAGE ANNUAL TOTAL RETURN
                                             (including maximum applicable sales charge)
One year ended August 31, 1996....        5.90%         $1,059.00            3.14%         $1,031.40
Inception (February 26, 1993) to
  August 31, 1996.................
Inception (October 21, 1994) to
  August 31, 1996.................        8.76%         $1,169.30            7.01%         $1,134.50
                                                         ANNUAL TOTAL RETURN
                                             (excluding maximum applicable sales charge)
Year ended August 31, 1996........        6.90%         $1,069.00            7.44%         $1,074.40
Year ended August 31, 1995........
Year ended August 31, 1994........
Inception (February 26, 1993) to
  August 31, 1993.................
Inception (October 21, 1994) to
  August 31, 1995.................        9.38%         $1,093.80            9.99%         $1,099.90
                                                        AGGREGATE TOTAL RETURN
                                             (including maximum applicable sales charge)
Inception (February 26, 1993) to
  August 31, 1996.................
Inception (October 21, 1994) to
  August 31, 1996.................       16.93%         $1,169.30           13.45%         $1,134.50
                                                                 YIELD
30 days ended August 31, 1996.....        4.54%                              4.85%
                                                         TAX EQUIVALENT YIELD*
30 days ended August 31, 1996.....        6.31%                              6.74%


---------------
* Based on a Federal income tax rate of 28%.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


     The Declaration of Trust provides that the Trust shall be comprised of separate Series each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund and Merrill Lynch California Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date.


     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares have exclusive voting rights with respect to matters relating to the distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in the net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the Class B, Class C and Class D shares are borne solely by such class. There normally will be no meeting of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.


     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of any remaining unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased. Such organizational expenses include certain of the initial organizational expenses of the Trust which have been allocated to the Fund by the Trustees. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.


COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of August 31, 1996 is set forth below.



                                                 CLASS A        CLASS B       CLASS C       CLASS D
                                               -----------    -----------    ----------    ----------
Net Assets..................................   $14,182,528    $73,292,287    $4,901,025    $4,303,803
                                                ==========     ==========     =========     =========
Number of Shares Outstanding................     1,441,410      7,448,173       498,310       437,072
                                                ==========     ==========     =========     =========
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)..............................   $      9.84    $      9.84    $     9.84    $     9.85
Sales Charge (for Class A and Class D
  shares: 4.00% of offering price (4.17% of
  net asset value per share))*..............           .41             **            **           .41
                                               -----------    -----------    ----------    ----------
Offering Price..............................   $     10.25    $      9.84    $     9.84    $    10.26
                                                ==========     ==========     =========     =========


---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.


** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.


INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Bank of New York, 90 Washington Street 12th Floor, New York, New York 10286, acts as the custodian of the Fund's assets. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL


     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on August 31 of each year. The Trust sends to shareholders of the Fund at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.


     The Declaration of Trust establishing the Trust dated March 20, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Merrill Lynch California Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" (as defined in the Declaration) only shall be liable.


     To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares on December 1, 1996.

                                   APPENDIX I

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

     The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.


ECONOMIC CONDITIONS



     The economy of the State of California (sometimes referred to as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product of about $890 billion in 1995 was larger than all but six nations in the world.



     California's July 1, 1994 population of over 32 million represented over 12 percent of the total United States population. The official 1990 Census population was 29,760,021 as of April 1, 1990, which represented an increase of over 6 million persons, or 26 percent, during the decade of the 1980s. As of the April 1, 1990 Census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of 32.9 years.



     California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1995, the 5-county Los Angeles area accounted for 49 percent, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21 percent, with a population of 6.6 million.



     After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Employment grew by over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.



     The State. In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became much more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 Fiscal Year ended with revenues below estimates, so that the State's budget reserve (the Special Fund for Economic Uncertainties or "SFEU") was fully depleted by June 30, 1990. This date essentially coincided with the start of the current recession, which severely affected State General Fund revenues and increased expenditures above initial budget appropriations due to greater health and welfare costs. The State's budget problems in recent years have also been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund Program--K-14 education, health, welfare and corrections--was increasing faster than the revenue base, driven by the State's rapid population growth. These pressures will continue as population trends maintain strong demand for health and welfare services, as the school-age population continues to grow and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.



     Prior Years. As a result of these factors and others, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multi-bullion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. Despite budget actions by the Legislature, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.



     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious in late Spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of the fiscal year.



     The 1994-1995 Fiscal Year represented the fourth consecutive year that the Governor and the Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's budget proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year and proposed a two-year solution.



     Pursuant to the Budget Adjustment Law (the "Law"), the State Controller was required to make a report by November 15, 1994 on whether the projected cash resources for the General Fund as of June 30, 1995 would decrease more that $430 million from the amount projected by the State in its Official Statement in July 1994 for the sale $4,000,000,000 of revenue anticipation warrants. On November 15, 1994, the State Controller issued the report on the State's cash position required by the Law. The report indicated that the cash position of the General Fund on June 30, 1995 would be $581 million better than was estimated in the July 1994 cash flow projections and therefore, no budget adjustment procedures would be invoked for the 1994-95 Fiscal Year.



     On October 15, 1995, when the State Controller, in conjunction with the Legislative Analyst's Office, reviewed the estimated cash condition of the General Fund for the 1995-96 Fiscal Year, the State Controller estimated that the General Fund would have internal cash resources on June 30, 1996 (i.e., external borrowing would not be needed to pay all obligations due). If a cash shortfall had been identified by the State Controller, the State Legislature would have been required to enact legislation providing for sufficient General Fund expenditure reductions, revenue increase, or both.



     1995-96. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year budget proposal (the "Proposed Budget"). Two of the principal features of the Proposed Budget were a phased 15% cut in personal income and corporate taxes and a further expansion of the "realignment" process to transfer more responsibility and funding sources for certain health and welfare programs to local governments. Neither of these proposals was approved by the Legislature. As a result of the improving economy, with resulting improved revenue and caseload estimates, the State entered the 1995-96 budget negotiations with the smallest nominal "budget gap" to be enclosed in many years.



     The 1995-96 Budget Act was signed by the Governor on August 3, 1995. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of $28 million in the budget reserve, the SFEU, at June 30, 1996. The Budget Act also projects Special Fund revenues of $12.7 billion and appropriates Special Fund expenditures of $13.4 billion.



     1996-1997.  The following are principal features of the 1996-97 Budget Act:



          1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called per ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.



          Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.



          2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.



          3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

          4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 Fiscal Year.)



          5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.



          6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.



     The Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.



     Federal Welfare Reform. Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes:(i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.



     The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97 for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in para.2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.



     A preliminary analysis of the law by the Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

LOCAL GOVERNMENTS



     The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision had upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than other local government entities, and have been required to maintain many services.



     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy.



CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION



     Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1 percent of the "full cash value" of the property, and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2 percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.



     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

     In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) required that any tax for general governmental purposes imposed by a local governmental entity be approved by a majority of the electorate of the governmental entity, (ii) required that any special tax (defined as taxes levied for other than general government purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricted the use of revenues from a special tax to the purposes or for the services for which the special tax is imposed, (iv) prohibited the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibited the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) required that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) required that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenues allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permitted those provisions to be amended exclusively by the voters of the State of California.



     On September 28, 1995 the California Supreme Court upheld the constitutionality of the provision requiring a two-thirds vote in order for a local government to impose a "special tax". Although the Supreme Court has yet to rule on the provision requiring a majority vote for a "general tax", it appears that the Supreme Court is favorably disposed to uphold that portion of Proposition 62 as well. In that event, a number of taxes currently being collected (especially by counties and general law cities) would be invalidated. Prior collection of such taxes may also be subject to claims for refund unless the Supreme Court chooses to apply its ruling prospectively. The California Supreme Court has yet to consider the validity of Proposition 62 with regard to charter cities.



     Recent Initiatives. At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends
Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State General Fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State General Fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State General Fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.



     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The settlement was approved by the court in July 1996.



     The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $377 million in appropriations from the 1995-96 Fiscal Year to schools to be disbursed.



     On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.



     The reporting requirements may violate the Family Education Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.



     Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Proposition 187 conflict with Federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement Federal immigration law". As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.



     Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.



     Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein. The State is a defendant in 12 lawsuits involving the exclusion of small business stock gains from preference tax and in some cases, also from taxation. The lead cases are Mervin Morris v. Franchise Tax Board and James Lennane v. Franchise Tax Board. The majority of the remaining cases had been deferred pending the outcome of the Morris and Lennane cases. The Supreme Court has ruled against the State in Lennane but has not yet ruled in Morris. The State has lost at least $80 million as a result of the Lennane decision.



     In Parr v. State of California, a complaint was filed in Federal court claiming that payment of wages in registered warrants violated the Fair Labor Standards Act ("FLSA"). The Federal court held that the issuance of registered warrants does violate the FLSA but subsequently withdrew its order. The parties have agreed to a settlement which has to be approved by the trial court. Under the terms of the judgment, a maximum of $1.3 million will be paid to eligible separated State employees and approximately $1 million will be paid in statutory attorney's fees and costs. In addition, eligible current State employees will receive employee leave, in an amount presently not quantified.



     The State is involved in a lawsuit seeking reimbursement for alleged state-mandated costs. In Thomas Hayes v. Commission on State Mandates, the State Director of Finance is appealing a 1984 decision by the State Board of Control. The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students; however, funds have not been appropriated. The amount of potential liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at over $1 billion.



     In another case, the State is a defendant in Long Beach Unified School Districts v. State of California. In this case, the school district seeks reimbursement for voluntary desegregation costs incurred in the implementation of California Department of Education guidelines. The years of reimbursement are from Fiscal Year 1977-78 and each fiscal year thereafter to the present. The district prevailed in a superior court, and the case has been decided by a State appellate court against the State. A petition for review was denied and the superior court judgment has become final, but the court retains jurisdiction to oversee payment. The State anticipates that the unfavorable outcome will affect pending claims by other school districts, and the total loss could be in excess of $300 million.

     A Federal Court of Appeals in the case of Deanna Beno et al. v. Donna Shalala, reversing a trial court ruling in favor of the State, recently determined that the Secretary of the United States Department of Health and Human Services violated the Federal Administrative Procedure Act when she approved California's Assistance Payment Demonstration Project, which in part, granted California a waiver from complying with requirements for state participation in the Federal program for medical assistance ("Medicaid"). The waiver has allowed California to reduce payments under the Aid to Families with Dependent Children program ("AFDC"), below 1988 payment levels without violating Medicaid requirements relating to maintenance of AFDC payments levels. California had relied, in part, on the waiver to reduce state AFDC payments in 1992, 1993 and 1994. The Court of Appeals remanded the case to the trial court with instructions to remand the Demonstration Project to the Secretary for additional consideration of objections raised by the plaintiffs. The State submitted a renewed waiver request to the Secretary, which was granted in early 1996.



     One of the features of the 1994-95 Budget Act is a 2.3 percent reduction in AFDC payments. In Welch v. Anderson, on August 19, 1994, the San Francisco Superior Court issued a preliminary injunction against the California Director of Social Services to prevent the 2.3 percent AFDC cuts from becoming effective September 1, 1994. While September cuts were already in process and could not be halted, the court ordered the cuts to be restored. The preliminary injunction has been upheld and the case on the merits remains pending.



     The State is involved in two lawsuits related to contamination at the Stringfellow toxic waste site. In one suit, the State is one of approximately 130 defendants in Penny Newman v. J.B. Stringfellow, et al. in which 3,800 plaintiffs are claiming damages of $850 million arising from contamination at the Stringfellow toxic waste site. The State is a defendant because it chose the site and approved the deposit of toxic wastes. Seventeen of the 3,800 plaintiffs have litigated their claims; in half of these cases plaintiffs' verdicts in the total amount of $159,000 were received and in the remaining cases verdicts were entered for the State. The other cases have been settled for $13.5 million. In the separate suit described in United States, People of the State of California
v. J.B. Stringfellow Jr. et al., the State has been found liable by the District Court on the counterclaim. The amount of liability is still being litigated although allocation of liability has been determined by the trial court, including an allocation of liability to the State.



     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion.



     The State in involved in a case concerning the default by Triad Healthcare on a $167 million loan guaranteed by the Cal-Mortgage Loan Insurance Division of the Office of Statewide Health Planning and Development ("Cal-Mortgage"). Monies for the loan were raised through the sale of Certificates of Participation and Cal-Mortgage insured the debt service payments. Since July 1993, Triad has failed to make its monthly debt service payments; therefore, the reserve account of the bonds has been used to make the payments. Once the reserve account is exhausted, additional debt service payments would be made from the Health Facility Construction Loan Insurance Fund as they become due. However, if there is any shortfall in this fund, the State's General Fund would be used to make up the difference.



     In Jernigan & Burleson v. State, filed in Federal district court, the prison inmate plaintiffs claim they are entitled to minimum wages while working for the Prison Industry Authority. The inmates claim that the State has violated the FLSA. Plaintiffs are seeking back pay for the period from August 1990 onward, and liquidated damages for a total of approximately $350 million. In June 1995, the district court ruled that the inmates are not employees under the FLSA. The decision has been appealed to the Ninth Circuit Court of Appeals, which affirmed the District Court decision holding that the inmates are not employees under the FLSA. The inmates have filed a Petition for Rehearing and a Petition for Hearing En Banc with the Ninth Circuit.



     Additional lawsuits challenge the transfer of moneys from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993 and 1994. Plaintiffs in the two cases titled Abramovitz et al. v. Wilson et al., filed in State and Federal courts, seek to have the transfers reversed and the monies allegedly totalling approximately $400 million returned to the special funds. Plaintiffs in the case of Kurt Hathaway, et al. v. Wilson, filed in State court, seek to reverse transfers of money from special fund accounts to the State's General Fund authorized in the 1994 and 1995 Budget Acts, allegedly totalling approximately $370 million. The State disputes both liability and the amount claimed. In the case of Professional Engineers in California Government v. Wilson, several State employees' unions have challenged transfers made from special funds to the General Fund pursuant to the Budget Acts of 1993, 1994 and 1995 and seek reimbursement of over $400 million to these special funds.



     In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in Fiscal Year 1992-1993. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the 1993-94 and 1994-95 contributions that are unpaid to date. The State defendants have appealed.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MUNICIPAL BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge".
      Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     Bonds which are rated B generally lack characteristics of the desirable investment.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca    Bonds which are rated Ca represent obligations which are speculative in a high degree.
      Such issues are often in default or have other marked shortcomings.
C     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/ VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/ VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk".

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings:
Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper medium grade obligations; Baa-- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF MUNICIPAL DEBT RATINGS OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")


     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

I.    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.   Nature of and provisions of the obligations;
III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
       AAA   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
       AA    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
       A     Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
       BBB   Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
       BB    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as
       B     predominately speculative with respect to capacity to pay interest and repay
       CCC   principal in accordance with the terms of the obligations. "BB" indicates the
       CC    lowest degree of speculation and "C" the highest degree of speculation. While
       C     such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
       CI    The rating "CI" is reserved for income bonds on which no interest is being paid.
       D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher-rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. These categories are as follows:

 A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
 A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
 A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B   Issues rated "B" are regarded as having only speculative capacity for timely payment.
   C   This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
   D   Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 A very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuers belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Standard & Poor's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF INVESTMENT GRADE BOND RATINGS OF FITCH INVESTORS SERVICE, INC. ("FITCH")

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for any other reasons.

 AAA   Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
  AA   Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA"
       categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
   A   Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
 BBB   Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
       Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

                            Improving                    [ARROW UP]
                            Stable                       [ARROW LEFT; ARROW RIGHT]
                            Declining                    [ARROW DOWN]
                            Uncertain                    [ARROW UP; ARROW DOWN]

     Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR             Indicates that Fitch does not rate the specific issue.
CONDITIONAL    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
SUSPENDED      A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
WITHDRAWN      A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
FITCHALERT     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

            BB   Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
                 However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
             B   Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
                 timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
           CCC   Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
            CC   Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
             C   Bonds are in imminent default in payment of interest or principal.
 DDD, DD and D   Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
                 represents the highest potential for recovery on these bonds, and "D"
                 represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

 F-1+   Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
  F-1   Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
        "F-1+".
  F-2   Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
  F-3   Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
  F-S   Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
    D   Default. Issues assigned this rating are in actual or imminent payment default.
  LOC   The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.
  INS   The symbol "INS" indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

                                  APPENDIX III

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the mutual fund insurance policies (the "Policies") which the Fund may obtain from several insurance companies with respect to insured Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies and the terms of any Policies actually obtained may vary significantly from the terms described below.

     In determining eligibility for insurance, insurance companies will apply their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria which would be used in regard to the purchase of such bonds of the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

     The Policies do not guarantee the market value of the insured Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund which is adversely affected by either of the above-described events. In addition to the payment of premiums, the Policies may require that the Fund notify the insurance company as to all Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.


     The insurance companies will have insurance claims-paying ability ratings of AAA from Standard & Poor's Ratings Services ("S&P") and Aaa from Moody's Investors Service, Inc. ("Moody's").


     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust:



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Princeton, New Jersey
September 30, 1996

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

California--97.9%
AAA      Aaa         $1,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                              Bonds, RITES, 9.03% due 12/28/2018 (d)(e)                                          $ 1,117

AAA      Aaa          1,000   Brea, California, Redevelopment Agency, Tax Allocation Bonds (Redevelopment
                              Project A-B), 6.125% due 8/01/2013 (d)                                               1,034

AAA      Aaa          1,290   California Fairs Financing Authority Revenue Bonds, 6.50% due 7/01/2011 (f)          1,376

AA-      Aa           1,965   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026       2,064

                              California Health Facilities Financing Authority Revenue Bonds, Series A:
A1+      VMIG1++      1,200     Refunding (Catholic West), VRDN, Series D, 3.25% due 7/01/2018 (a)(d)              1,200
BB       Aaa          2,000     Refunding (Good Samaritan Health System), 7.50% due 5/01/2000 (g)                  2,235
AAA      Aaa          1,050     Refunding (Kaiser), 6.25% due 3/01/2021 (b)                                        1,071
AAA      Aaa          2,000     (Scripps Memorial Hospital), 6.375% due 10/01/2022 (d)                             2,090
A1+      VMIG1++      1,300     (Scripps Memorial Hospital), VRDN, 3.35% due 12/01/2005 (a)(d)                     1,300

                              California Pollution Control Financing Authority, Resource Recovery Revenue
                              Bonds, VRDN, AMT (a):
NR*      NR*            600     (Delano Project), 3.50% due 8/01/2019                                                600
NR*      P1           1,100     (Delano Project), Series 1991, 3.50% due 8/01/2019                                 1,100
NR*      Aa3            100     (Honey Lake Power Project), 3.50% due 9/01/2018                                      100
NR*      P1             100     Refunding (Ultra Power Malaga Project), Series B, 3.55% due 4/01/2017                100

A1+      VMIG1++        100   California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.-Martinez Project), VRDN, AMT, Series B, 3.50%
                              due 12/01/2024 (a)                                                                     100

                              California State Public Works Board, Lease Revenue Bonds, Series A:
A        A            2,000     (Department of Corrections-Monterey County Soledad II), 7% due 11/01/2019          2,199
AAA      Aaa          4,000     (Various University of California Projects), 6.40% due 12/01/2016 (b)              4,236

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch California Insured
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
RITES    Residual Interest Tax-Exempt Securities
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                    Issue                                           (Note 1a)

California (continued)
AAA      Aaa         $3,500   California State, Veterans' Bonds, AMT, UT, Series BD, BE and BF, 6.375%
                              due 2/01/2027(b)                                                                   $ 3,540

                              Central Coast Water Authority, California, Revenue Bonds (State Water
                              Project Regional Facilities) (b):
AAA      Aaa          4,090     6.35% due 10/01/2007                                                               4,399
AAA      Aaa          2,360     6.50% due 10/01/2014                                                               2,535

AAA      Aaa          1,200   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                              COP, 6.50% due 9/01/2022 (c)                                                         1,279

AAA      Aaa          4,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                              Redevelopment Project), 6.60% due 10/01/2022 (b)                                     4,279

AAA      Aaa          2,500   Fresno, California, Sewer Revenue Bonds (Fowler Avenue Project), Series A,
                              6.25% due 8/01/2011 (b)                                                              2,611

AAA      Aaa          2,500   Industry, California, Urban Development Agency Refunding Bonds
                              (Transportation District Industrial Redevelopment Project 2), 6.50% due
                              11/01/2016 (d)                                                                       2,718

AA-      Aa           2,000   Los Angeles, California, Department of Water and Power, Electric Plant
                              Revenue Bonds, Registered RITR, 8.327% due 2/01/2020 (e)                             2,137

AAA      Aaa          2,000   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                              6.625% due 8/01/2019 (b)                                                             2,107

AAA      Aaa          1,000   Los Angeles County, California, COP (Correctional Facilities Project),
                              6.50% due 9/01/2000 (d)(g)                                                           1,091

AAA      Aaa          3,000   Los Angeles County, California, Public Works Financing Authority, Lease
                              Revenue Refunding Bonds, Series A, 6% due 9/01/2006 (d)                              3,200

AAA      Aaa          1,000   Mesa, California, Consolidated Water District, COP (Water Project),
                              6.375% due 3/15/2012 (c)                                                             1,051

AAA      Aaa          2,140   Mount Diablo, California, Unified School District, Community Facilities-
                              Special District Tax No. 1 Bonds, 6.30% due 8/01/2022 (b)                            2,222

AAA      Aaa          2,500   Mountain View, California, Capital Improvements Financing Authority
                              Revenue Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                 2,662

AAA      Aaa          3,500   Northern California Public Power Agency, Revenue Refunding Bonds
                              (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)                     3,658

AAA      Aaa          2,000   Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                              (Oakland Administration Buildings), 5.90% due 8/01/2016 (b)                          2,000

AAA      Aaa          3,000   Orchard, California, School District, GO, UT, Series A, 6.50% due
                              8/01/2019 (c)                                                                        3,198

AAA      Aaa          1,500   Rancho, California, Water District Financing Authority, Revenue Refunding
                              Bonds, 6.25% due 8/01/2012 (c)                                                       1,565

                              Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA      Aaa          2,000     INFLOS, 8.717% due 8/15/2018 (c)(e)                                                2,095
AAA      Aaa          3,000     Series B, 6.375% due 8/15/2022 (d)                                                 3,138

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's       Face                                                                                       Value
Ratings Ratings      Amount                                            Issue                                   (Note 1a)

California (concluded)
                              San Francisco, California, City and County Airport Commission,
                              International Airport, Revenue Refunding Bonds, Second Series:
AAA      Aaa         $3,750     First Issue, 6.50% due 5/01/2013 (b)                                             $ 4,019
AAA      Aaa          2,500     Second Issue, 6.75% due 5/01/2020 (d)                                              2,728

                              Southern California Public Power Authority Revenue Bonds (b):
AAA      Aaa          2,500     (Mead Phoenix Project), Series A, 5% due 7/01/2017                                 2,246
A1+      VMIG1++        600     (Southern Transmission Project),VRDN, 3.20% due 7/01/2019 (a)                        600

                              Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant
                              Expansion), Series A (c):
AAA      Aaa          2,500     6.70% due 9/01/2014                                                                2,721
AAA      Aaa          2,500     6.80% due 9/01/2024                                                                2,739

                              University of California Revenue Bonds (Multiple Purpose Projects),
                              Series D (d):
AAA      Aaa          3,685     6.30% due 9/01/2015                                                                3,862
AAA      Aaa          2,250     6.375% due 9/01/2019                                                               2,354

Total Investments(Cost--$92,348)--97.9%                                                                           94,676

Other Assets Less Liabilities--2.1%                                                                                2,004
                                                                                                                 -------
Net Assets--100.0%                                                                                               $96,680
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
(f)FSA Insured.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$92,348,094) (Note 1a)                          $ 94,676,333
                    Cash                                                                                          14,286
                    Receivables:
                      Interest                                                             $  1,467,803
                      Beneficial interest sold                                                  862,963        2,330,766
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      17,023
                    Prepaid registered fees and other assets (Note 1e)                                            33,605
                                                                                                            ------------
                    Total assets                                                                              97,072,013
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              142,056
                      Dividends to shareholders (Note 1f)                                        86,436
                      Distributor (Note 2)                                                       36,096
                      Investment adviser (Note 2)                                                21,883          286,471
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       105,899
                                                                                                            ------------
                    Total liabilities                                                                            392,370
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 96,679,643
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    144,141
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        744,817
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         49,831
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         43,707
                    Paid-in capital in excess of par                                                          97,533,770
                    Accumulated realized capital losses on investments--net (Note 5)                          (4,164,862)
                    Unrealized appreciation on investments--net                                                2,328,239
                                                                                                            ------------
                    Net assets                                                                              $ 96,679,643
                                                                                                            ============
Net Asset Value:    Class A--Based on net assets of $14,182,528 and 1,441,410
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class B--Based on net assets of $73,292,287 and 7,448,173
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class C--Based on net assets of $4,901,025 and 498,310
                    shares of beneficial interest outstanding                                               $       9.84
                                                                                                            ============
                    Class D--Based on net assets of $4,303,803 and 437,072
                    shares of beneficial interest outstanding                                               $       9.85
                                                                                                            ============

                    See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  5,365,221
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    517,728
                    Account maintenance and distribution fees--Class B (Note 2)                 365,327
                    Registration fees (Note 1e)                                                  70,662
                    Professional fees                                                            51,077
                    Printing and shareholder reports                                             47,501
                    Accounting services (Note 2)                                                 46,382
                    Transfer agent fees--Class B (Note 2)                                        29,916
                    Account maintenance and distribution fees--Class C (Note 2)                  21,063
                    Custodian fees                                                               14,925
                    Amortization of organization expenses (Note 1e)                              11,474
                    Trustees' fees and expenses                                                   8,879
                    Transfer agent fees--Class A (Note 2)                                         4,856
                    Pricing fees                                                                  4,836
                    Account maintenance fees--Class D (Note 2)                                    3,122
                    Transfer agent fees--Class C (Note 2)                                         1,406
                    Transfer agent fees--Class D (Note 2)                                         1,039
                                                                                           ------------
                    Total expenses before reimbursement                                       1,200,193
                    Reimbursement of expenses (Note 2)                                         (346,114)
                                                                                           ------------
                    Total expenses after reimbursement                                                           854,079
                                                                                                            ------------
                    Investment income--net                                                                     4,511,142
                                                                                                            ------------
Realized &          Realized gain on investments--net                                                            605,747
Unrealized          Change in unrealized appreciation on investments--net                                      1,181,849
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,298,738
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

Statements of Changes in Net Assets
                                                                                            For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  4,511,142     $  4,444,002
                    Realized gain (loss) on investments--net                                    605,747       (2,217,617)
                    Change in unrealized appreciation/depreciation on investments--net        1,181,849        2,985,447
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,298,738        5,211,832
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (752,385)        (814,541)
(Note 1f):            Class B                                                                (3,437,910)      (3,562,702)
                      Class C                                                                  (161,469)         (29,658)
                      Class D                                                                  (159,378)         (37,101)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,511,142)      (4,444,002)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     5,394,929       (2,198,874)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   7,182,525       (1,431,044)
                    Beginning of year                                                        89,497,118       90,928,162
                                                                                           ------------     ------------
                    End of year                                                            $ 96,679,643     $ 89,497,118
                                                                                           ============     ============

                    See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

Financial Highlights
                                                                                                Class A

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                                         1993++ to
                                                                               For the Year Ended August 31,    Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $   9.65   $   9.54    $  10.23   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .52        .52         .51        .24
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .19        .11        (.65)       .23
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .71        .63        (.14)       .47
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.52)      (.52)       (.51)      (.24)
                      In excess of realized gain on investments--net                --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.52)      (.52)       (.55)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.65    $   9.54   $  10.23
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           7.44%      6.89%      (1.44%)     4.81%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .49%       .47%        .33%       .14%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .85%       .87%        .96%      1.06%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.20%      5.53%       5.16%      4.80%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 14,183   $ 14,204    $ 15,946   $ 17,105
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      93.04%     74.26%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

Financial Highlights (continued)
                                                                                                Class B

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 26,
from information provided in the financial statements.                                                         1993++ to
                                                                               For the Year Ended August 31,    Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $   9.65   $   9.54    $  10.23   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .47        .48         .46        .22
                    Realized and unrealized gain (loss) on investments
                    --net                                                          .19        .11        (.65)       .23
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .66        .59        (.19)       .45
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.47)      (.48)       (.46)      (.22)
                      In excess of realized gain on investments--net                --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.47)      (.48)       (.50)      (.22)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.65    $   9.54   $  10.23
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.89%      6.35%      (1.93%)     4.56%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .99%       .97%        .83%       .64%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                     1.36%      1.38%       1.48%      1.56%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.69%      5.02%       4.67%      4.31%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands).                 $ 73,292   $ 71,670    $ 74,982   $ 72,861
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      93.04%     74.26%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                   See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class C                Class D

                                                                                          For the                For the
                                                                               For the    Period      For the    Period
The following per share data and ratios have been derived                       Year      Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                         Ended     1994++ to     Ended    1994++ to
                                                                              Aug. 31,    Aug. 31,    Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $   9.64   $   9.19    $   9.65   $   9.19
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .39         .51        .44
                    Realized and unrealized gain on investments--net               .20        .45         .20        .46
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .66        .84         .71        .90
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.46)      (.39)       (.51)      (.44)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.84   $   9.64    $   9.85   $   9.65
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.90%      9.35%+++    7.44%      9.94%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                               1.10%      1.09%*       .59%       .57%*
Average Net                                                                   ========   ========    ========   ========
Assets:             Expenses                                                     1.46%      1.49%*       .95%       .97%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.59%      4.76%*      5.09%      5.33%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  4,901   $  1,778    $  4,304   $  1,845
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          87.77%     61.53%      87.77%     61.53%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments-Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments-The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts-The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-
Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

(f) Dividends and distributions-Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment. For the year ended August 31, 1996, FAM earned fees of $517,728, of which $346,114 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD         MLPF&S

Class A                                $1,410        $ 8,259
Class D                                $  912        $10,096

For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $157,396 and $2,319 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $75,954,351 and $75,054,038, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $    766,884   $  2,328,239
Financial futures
contracts                            (161,137)            --
                                 ------------   ------------
Total                            $    605,747   $  2,328,239
                                 ============   ============

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $2,328,239, of which $2,578,107 related to appreciated securities and $249,868 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $92,348,094.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $5,394,929 and $(2,198,874) for the years ended August 31, 1996 and August 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           192,761    $ 1,890,855
Shares issued to share-
holders in reinvestment
of dividends                           28,926        285,031
                                  -----------    -----------
Total issued                          221,687      2,175,886
Shares redeemed                      (252,553)    (2,492,063)
                                  -----------    -----------
Net decrease                          (30,866)   $  (316,177)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           182,796    $ 1,683,426
Shares issued to share-
holders in reinvestment
of dividends                           33,346        310,570
                                  -----------    -----------
Total issued                          216,142      1,993,996
Shares redeemed                      (415,410)    (3,820,473)
                                  -----------    -----------
Net decrease                         (199,268)   $(1,826,477)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount
Shares sold                         1,369,886    $13,477,417
Shares issued to share-
holders in reinvestment
of dividends                          155,360      1,531,776
                                  -----------    -----------
Total issued                        1,525,246     15,009,193
Shares redeemed                    (1,469,919)   (14,486,720)
Automatic conversion
of shares                             (35,131)      (353,395)
                                  -----------    -----------
Net increase                           20,196    $   169,078
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         1,704,924    $15,799,247
Shares issued to share-
holders in reinvestment
of dividends                          174,843      1,629,535
                                  -----------    -----------
Total issued                        1,879,767     17,428,782
Shares redeemed                    (2,311,348)   (21,348,197)
                                  -----------    -----------
Net decrease                         (431,581)   $(3,919,415)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           424,343    $ 4,215,073
Shares issued to share-
holders in reinvestment
of dividends                           11,412        112,281
                                  -----------    -----------
Total issued                          435,755      4,327,354
Shares redeemed                      (121,901)    (1,209,318)
                                  -----------    -----------
Net increase                          313,854    $ 3,118,036
                                 ===========     ===========

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND           AUGUST 31, 1996


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount
Shares sold                           247,131    $ 2,347,801
Shares issued to share-
holders in reinvestment
of dividends                            1,481         14,182
                                  -----------    -----------
Total issued                          248,612      2,361,983
Shares redeemed                       (64,156)      (608,073)
                                  -----------    -----------
Net increase                          184,456    $ 1,753,910
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class D Shares for the                              Dollar
Year Ended August 31, 1996            Shares        Amount

Shares sold                           263,889    $ 2,602,675
Automatic conversion
of shares                              35,107        353,395
Shares issued to share-
holders in reinvestment
of dividends                           10,947        107,791
                                  -----------    -----------
Total issued                          309,943      3,063,861
Shares redeemed                       (63,998)      (639,869)
                                  -----------    -----------
Net increase                          245,945    $ 2,423,992
                                  ===========    ===========


Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           308,159    $ 2,879,606
Shares issued to share-
holders in reinvestment
of dividends                            1,745         16,707
                                  -----------    -----------
Total issued                          309,904      2,896,313
Shares redeemed                      (118,777)    (1,103,205)
                                  -----------    -----------
Net increase                          191,127    $ 1,793,108
                                  ===========    ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $3,966,000, of which $2,950,000 expires in 2003 and $1,016,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
Investment Objective and Policies...............     2
  Portfolio Insurance...........................     5
Description of Municipal Bonds and Temporary
  Investments...................................     6
  Description of Municipal Bonds................     7
  Description of Temporary Investments..........     8
  Repurchase Agreements.........................     9
  Financial Futures Transactions and
    Options.....................................    10
Investment Restrictions.........................    15
Management of the Trust.........................    17
  Trustees and Officers.........................    17
  Compensation of Trustees......................    18
  Management and Advisory Arrangements..........    19
Purchase of Shares..............................    20
  Initial Sales Charge Alternatives--Class A and
    Class D Shares..............................    21
  Reduced Initial Sales Charges.................    22
  Distribution Plans............................    25
  Limitations on the Payment of Deferred Sales
    Charges.....................................    25
Redemption of Shares............................    27
  Deferred Sales Charges--Class B and Class C
    Shares......................................    27
Portfolio Transactions..........................    27
Determination of Net Asset Value................    29
Shareholder Services............................    29
  Investment Account............................    29
  Automatic Investment Plans....................    30
  Automatic Reinvestment of Dividends and
    Capital Gains Distributions.................    30
  Systematic Withdrawal Plans--Class A and Class
    D Shares....................................    31
  Exchange Privilege............................    31
Distributions and Taxes.........................    34
  Environmental Tax.............................    37
  Tax Treatment of Futures and Options
    Transactions................................    37
Performance Data................................    38
General Information.............................    40
  Description of Shares.........................    40
  Computation of Offering Price Per Share.......    41
  Independent Auditors..........................    41
  Custodian.....................................    42
  Transfer Agent................................    42
  Legal Counsel.................................    42
  Reports to Shareholders.......................    42
  Additional Information........................    42
Appendix I
  Economic and Other Conditions in California...    43
Appendix II
  Ratings of Municipal Bonds....................    53
Appendix III
  Portfolio Insurance...........................    62
Independent Auditors' Report....................    63
Financial Statements............................    64
                                       Code #16576-1296


          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          CALIFORNIA INSURED
          MUNICIPAL BOND FUND

          MERRILL LYNCH CALIFORNIA
          MUNICIPAL SERIES TRUST
                                                                [Mlynch Compass]


                                             STATEMENT OF
                                             ADDITIONAL
                                             INFORMATION


                                             December 20, 1996


                                             Distributor:
                                             Merrill Lynch
                                             Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                              LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                    OR IMAGE IN TEXT
----------------------                              -------------------
Compass plate, circular                             Back cover of Prospectus and
graph paper and Merrill Lynch                       back cover of Statement of
logo including stylized market                      Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:
         CONTAINED IN PART A:

              Financial Highlights for each of the years in the three-year period ended August 31, 1996 and for the period February 26, 1993 (commencement of operations) to August 31, 1993.

         CONTAINED IN PART B:

            Schedule of Investments as of August 31, 1996.


            Statement of Assets and Liabilities as of August 31, 1996.


            Statement of Operations for the year ended August 31, 1996.


              Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 1996.


              Financial Highlights for each of the years in the three-year period ended August 31, 1996 and for the period February 26, 1993 (commencement of operations) to August 31, 1993.


     (b) EXHIBITS:


EXHIBIT
NUMBER                                       DESCRIPTION
------       ----------------------------------------------------------------------------
   1(a)  --  Declaration of Trust of the Registrant, dated March 20, 1985.(a)
    (b)  --  Amendment to Declaration of Trust, dated July 25, 1985.(a)
    (c)  --  Amendment to Declaration of Trust, dated October 3, 1988.(a)
    (d)  --  Instrument establishing Merrill Lynch California Insured Municipal Bond Fund
             (the "Fund") as a Series of Registrant.(a)
    (e)  --  Instrument establishing Class A shares and Class B shares of beneficial interest of the Fund(a).
    (f)  --  Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest of the
             Fund.(f)
   2    --   By-Laws of the Registrant.(a)
   3    --   None.
   4    --   Portions of the Declaration of Trust, Establishment and Designation and
             By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)
   5(a)  --  Management Agreement between the Registrant and Fund Asset Management,
             Inc.(a)
    (b)  --  Supplement to Management Agreement between Registrant and Fund Asset
             Management, Inc.(e)
   6(a)  --  Form of Revised Class A Shares Distribution Agreement between Registrant and
             Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers
             Agreement).(e)
    (b)  --  Class B Shares Distribution Agreement between Registrant and Merrill Lynch
             Funds Distributor, Inc.(a)
    (c)  --  Form of Class C Shares Distribution Agreement between Registrant and Merrill
             Lynch Funds Distributor, Inc. (including Form of Selected Dealers
             Agreement).(e)
    (d)  --  Form of Class D Shares Distribution Agreement between Registrant and Merrill
             Lynch Funds Distributor, Inc. (including Form of Selected Dealers
             Agreement).(e)
    (e)  --  Letter Agreement between the Fund and Merrill Lynch Funds Distributor, Inc., dated September 15, 1993, in connection with the Merrill Lynch Mutual Fund
             Adviser Program.(d)
   7    --   None.
   8    --   Custody Agreement between Registrant and The Bank of New York.(a)
   9    --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
             Agreement between Registrant and Merrill Lynch Financial Data Services,
             Inc.(a)
  10    --   None.
  11    --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  12    --   None.
  13    --   Certificate of Fund Asset Management, Inc.(a)
  14    --   None.

EXHIBIT
NUMBER                                       DESCRIPTION
------       ----------------------------------------------------------------------------
  15(a)  --  Amended and Restated Class B Shares Distribution Plan and Class B Shares
             Distribution Plan Sub-Agreement.(d)
    (b)  --  Form of Class C Shares Distribution Plan and Class C Shares Distribution
             Plan Sub-Agreement of the Registrant.(e)
    (c)  --  Form of Class D Shares Distribution Plan and Class D Shares Distribution
             Plan Sub-Agreement of the Registrant.(e)
  16(a)  --  Schedule of computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class A Shares.(c)
    (b)  --  Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class B Shares.(c)
    (c)  --  Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class C Shares.(a)
    (d)  --  Schedule for computation of each performance quotation provided in the
             Registration Statement in response to Item 22 relating to Class D Shares.(a)
  17(a)  --  Financial Data Schedule for Class A Shares.
    (b)  --  Financial Data Schedule for Class B Shares.
    (c)  --  Financial Data Schedule for Class C Shares.
    (d)  --  Financial Data Schedule for Class D Shares.
  18    --   Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(g)


---------------

(a) Filed on December 29, 1995 as an Exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, relating to shares of the Fund (File No. 33-55864) (the "Registration Statement").



(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b) and 1(c) with Post-Effective Amendment No. 4 to the Registration Statement and to Exhibit 1(f) which is incorporated by reference herein; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(d) and 1(e), respectively, with Post-Effective Amendment No. 4 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 4 to the Registration Statement.



(c) Filed on July 23, 1993 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.



(d) Filed on December 23, 1993 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.



(e) Filed on October 13, 1994 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.



(f) Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on December 29, 1995, relating to shares of Merrill Lynch California Municipal Bond Fund series of the Registrant (File No. 2-96581).



(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                  NUMBER OF
                                                                                 HOLDERS AT
                               TITLE OF CLASS                                NOVEMBER 30, 1996*
---------------------------------------------------------------------------- -------------------
Class A shares of beneficial interest, par value $0.10 per share............          211
Class B shares of beneficial interest, par value $0.10 per share............        1,613
Class C shares of beneficial interest, par value $0.10 per share............          111
Class D shares of beneficial interest, par value $0.10 per share............           75


---------------
(*) The number of holders includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."


     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc. and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch

Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc. and the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since September 1, 1994 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this item and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.


OFFICERS AND PARTNERS OF FAM ARE SET FORTH AS FOLLOWS:


                                                               OTHER SUBSTANTIAL BUSINESS,
           NAME             POSITION(S) WITH MANAGER        PROFESSION, VOCATION OR EMPLOYMENT
--------------------------  ------------------------     ----------------------------------------
ML & Co. .................  Limited Partner              Financial Services Holding Company;
                                                           Limited Partner of MLAM
Princeton Services,         General Partner              General Partner of MLAM
  Inc. ...................
Arthur Zeikel.............  President                    President of MLAM; President and
                                                           Director of Princeton Services; Director
                                                           of MLFD; Executive Vice President of
                                                           ML & Co.
Terry K. Glenn............  Executive Vice President     Executive Vice President of MLAM;
                                                           Executive Vice President and Director
                                                           of Princeton Services; President and
                                                           Director of MLFD; Director of MLFDS;
                                                           President of Princeton Administrators,
                                                           L.P.
Vincent R. Giordano.......  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
Elizabeth Griffin.........  Senior Vice President        Senior Vice President of MLAM
Norman R. Harvey..........  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
Michael J. Hennewinkel....  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
N. John Hewitt............  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

                                                               OTHER SUBSTANTIAL BUSINESS,
           NAME             POSITION(S) WITH MANAGER        PROFESSION, VOCATION OR EMPLOYMENT
--------------------------  ------------------------     ----------------------------------------
Philip L. Kirstein........  Senior Vice President,       Senior Vice President, General Counsel
                            General Counsel and            and Secretary of MLAM; Senior Vice
                            Secretary                      President, General Counsel, Director
                                                           and Secretary of Princeton Services;
                                                           Director of MLFD
Ronald M. Kloss...........  Senior Vice President        Senior Vice President and Controller of
                            and Controller                 MLAM; Senior Vice President and
                                                           Controller of Princeton Services
Stephen M.M. Miller.......  Senior Vice President        Executive Vice President of Princeton
                                                           Administrators, L.P.; Senior Vice
                                                           President of Princeton Services
Joseph T. Monagle, Jr. ...  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
Michael L. Quinn..........  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services;
                                                           Managing Director and First Vice
                                                           President of Merrill Lynch from 1989
                                                           to 1995
Richard L. Reller.........  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
Gerald M. Richard.........  Senior Vice President        Senior Vice President of MLAM; Vice
                            and Treasurer                  President and Treasurer of MLFD
Ronald L. Welburn.........  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services
Anthony Wiseman...........  Senior Vice President        Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd floor, Boston, Massachusetts 02111-2646.



                                                  (2)                              (3)
             (1)                        POSITION(S) AND OFFICES           POSITIONS AND OFFICES
             NAME                              WITH MLFD                     WITH REGISTRANT
------------------------------   -------------------------------------   ------------------------
Terry K. Glenn................   President and Director                  Executive Vice President
Arthur Zeikel.................   Director                                President and Trustee
Philip L. Kirstein............   Director                                None
William E. Aldrich............   Senior Vice President                   None
Robert W. Crook...............   Senior Vice President                   None
Kevin P. Boman................   Vice President                          None
Michael J. Brady..............   Vice President                          None
William M. Breen..............   Vice President                          None
Mark A. DeSario...............   Vice President                          None
James T. Fatseas..............   Vice President                          None
Debra W. Landsman-Yaros.......   Vice President                          None
Michelle T. Lau...............   Vice President                          None
Gerald M. Richard.............   Vice President and Treasurer            Treasurer
Salvatore Venezia.............   Vice President                          None
William Wasel.................   Vice President                          None
Robert Harris.................   Secretary                               None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Trust--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 20th day of December, 1996.


                                          MERRILL LYNCH CALIFORNIA MUNICIPAL
                                           SERIES TRUST
                                          (REGISTRANT)


                                          BY     /S/  GERALD M. RICHARD


                                            ------------------------------------

                                               (Gerald M. Richard, Treasurer)


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                               TITLE                     DATE
---------------------------------------------    ------------------------    ------------------
                                                 President and Trustee
                ARTHUR ZEIKEL*                     (Principal Executive
---------------------------------------------      Officer)
               (Arthur Zeikel)

               /s/  GERALD M. RICHARD*           Treasurer (Principal         December 20, 1996
---------------------------------------------      Financial and
             (Gerald M. Richard)                   Accounting Officer)

              JAMES H. BODURTHA*                 Trustee
---------------------------------------------
             (James H. Bodurtha)


              HERBERT I. LONDON*                 Trustee
---------------------------------------------
             (Herbert I. London)


              ROBERT R. MARTIN*                  Trustee
---------------------------------------------
             (Robert R. Martin)


                JOSEPH L. MAY*                   Trustee
---------------------------------------------
               (Joseph L. May)


               ANDRE F. PEROLD*                  Trustee
---------------------------------------------
              (Andre F. Perold)

      *By       /s/  GERALD M. RICHARD                                        December 20, 1996
---------------------------------------------
    (Gerald M. Richard, Attorney-in-fact)

                                 EXHIBIT INDEX



EXHIBIT
NUMBER
------
  11     --    Consent of Deloitte & Touche LLP, independent auditors for the
               Registrant.
  17(a)  --    Financial Data Schedule for Class A shares.
    (b)  --    Financial Data Schedule for Class B shares.
    (c)  --    Financial Data Schedule for Class C shares.
    (d)  --    Financial Data Schedule for Class D shares.